Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Gateway Village, located in Chino Hills, California (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
April 15, 2011

GATEWAY VILLAGE
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

For the Year Ended December 31, 2010
Revenues
Rental income (note 3)	$3,514
Other income	9
Total revenues	3,523

Certain Expenses
Utilities	71
Cleaning services	65
Repairs, maintenance, and supplies	210
Real estate taxes	488
Insurance	14
General & administrative	38
Total expenses	886

Excess of revenues over certain expenses	$2,637

    See accompanying notes to statement of revenues and certain expenses.

GATEWAY VILLAGE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010

1.Business and Organization

Gateway Village (the “Property”) is a shopping center located in Chino Hills, California.  The Property was owned by Grand Gateway I, LLC, Grand Gateway II, LLC and Grand Gateway III, LLC (collectively “Gateway Sellers”).  The Property, which has one anchor tenant, has an aggregate gross rentable area of approximately 97,000 square feet.  The anchor tenant occupies approximately 27,000 square feet.

On December 16, 2010, the Property was acquired by ROIC Gateway Holding I, LLC, ROIC Gateway Holding II, LLC and ROIC Gateway Holding III, LLC (collectively “Gateway Buyers”), wholly-owned subsidiaries of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$2,442,145
2012	2,395,282
2013	1,905,764
2014	1,008,684
2015	935,683
Thereafter	3,158,755
$11,846,313

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease of $77,600 in rental income for the year ended December 31, 2010.

4.Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the properties known as Gateway Village on January 1, 2010.

The purchase price allocation is calculated in accordance with the Accounting Standards Codification 805, and is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2010 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2010; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Gateway Village	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$12,381	$2,540	$159	(2)	$15,080
Recoveries from tenants	2,879	974			3,853
Mortgage interest	1,069				1,069
Total revenues	16,329	3,514	159		20,002

Operating expenses
Property operating	2,848	360			3,208
Property taxes	1,697	488			2,185
Depreciation and amortization	6,081		667	(3)	6,748
General & Administrative Expenses	8,381	38			8,419
Acquisition transaction costs	2,636		15	(4)	2,651
Total operating expenses	21,643	886	682		23,211

Operating (loss) income	(5,314)	2,628	(523)		(3,209)
Non-operating income (expenses) Interest expense and other finance expenses	(324)		(980	) (5)	(1,304)
Gain on bargain purchase	2,217				2,217
Equity in earnings from unconsolidated joint ventures	38				38
Interest income	1,109		(59	)(6)	1,050
Other income	1,873	9			1,882
Net (loss) income attributable to Retail Opportunity Investments Corp.	$(401)	$2,637	$(1,562)		$674

Pro forma weighted average shares outstanding – basic and diluted	41,582				41,582

Pro forma (loss) income per share Basic and diluted:	$(0.01)				$0.02

Pro forma dividends per common share:	$0.18				$0.18

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Statement of Operations

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2010.
2.	Reflects the pro forma adjustment of $159 for the year ended December 31, 2010, to record operating rents on a straight-line basis beginning January 1, 2010.
3.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2010 Depreciation Expense

Building	39 years	$667

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
5.	Reflects the pro forma adjustment to interest expense on the assumption of the mortgage loan as if the acquisition has been made on January 1, 2010.
6.	Reflects the pro forma adjustment to interest income to assume the acquisition has been made on January 1, 2010.